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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 16, 2000 included in Brocade Communications Systems, Inc.'s Form 10-K for the fiscal year ended October 28, 2000, and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
------------------------

ARTHUR ANDERSEN LLP
San Jose, California
October 29, 2001